                                                                    EXHIBIT 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, J. Hord Armstrong, III, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of D & K Healthcare Resources, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - the Annual Report on Form 10-K filed for the fiscal year ended June 30, 2002 of D & K Healthcare Resources, Inc.;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of D & K Healthcare Resources, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -        any amendments to any of the foregoing.


/s/ J. Hord Armstrong, III                              Subscribed and sworn to
--------------------------                              before me this 24th
J. Hord Armstrong, III                                  day of September, 2002
Chairman of the Board and
Chief Executive Officer                                 /s/ Elizabeth J. Byrne
                                                        ------------------------
September 24, 2002                                      Notary Public




                                       5


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               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Thomas S. Hilton, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of D & K Healthcare Resources, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - the Annual Report on Form 10-K filed for the fiscal year ended June 30, 2002 of D & K Healthcare Resources, Inc.;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of D & K Healthcare Resources, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -        any amendments to any of the foregoing.



/s/ Thomas S. Hilton                                    Subscribed and sworn to
--------------------                                    before me this 24th
Thomas S. Hilton                                        day of September, 2002
Senior Vice President and
Chief Financial Officer                                 /s/ Elizabeth J. Byrne
                                                        ------------------------
September 24, 2002                                      Notary Public



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